UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2005

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2005, the Compensation Committee of the Board of Directors of Electro Scientific Industries, Inc. (the “Company”) approved the bonuses to be paid to the Company’s Chief Executive Officer, the other executive officers and the two most highly compensated non-executive officers (collectively, the “named executive officers”) under the Company’s Annual Executive Team Bonus Plan for fiscal 2005.  The bonuses are as follows:

Nicholas Konidaris President and Chief Executive Officer	$300,000
J. Michael Dodson Senior Vice President, Chief Financial Officer and Secretary	$160,000
Robert Chamberlain Senior Vice President of Customer Operations	$160,000
Robert DeBakker Vice President of Operations	$70,000
Steven Harris Vice President of Semiconductor Group	$90,000

On July 20, 2005, the Compensation Committee approved the fiscal 2006 compensation for the named executive officers consisting of base salary, target bonus (expressed as a percentage of base salary) under the Company’s Annual Executive Team Bonus Plan and stock options granted under the Company’s 2004 Stock Incentive Plan, as follows:

	Base Salary	Target Bonus	Shares Underlying Stock Options
Nicholas Konidaris President and Chief Executive Officer	$435,000	100%	100,000
J. Michael Dodson Senior Vice President, Chief Financial Officerand Secretary	$270,000	80%	51,000
Robert Chamberlain Senior Vice President ofCustomer Operations	$270,000	80%	43,000
Robert DeBakker Vice President ofOperations	$220,000	60%	38,000
Steven Harris Vice President ofSemiconductor Group	$210,000	60%	44,000

A summary of the performance targets and payout structure under the Company’s Annual Executive Team Bonus Plan for fiscal 2006 is filed as Exhibit 10.1 hereto.  The stock options cliff vest on May 26, 2006, provided that the underlying shares may not be sold until the third anniversary of the date of grant.  The exercise price of the options is the fair market value of the Company’s Common Stock on the date of grant.  The form of option agreement is filed as Exhibit 10.2 hereto.

In addition, Mr. Konidaris and Mr. DeBakker were awarded 20,000 and 10,000 restricted stock units, respectively, vesting on the fifth anniversary of the date of grant or the day before their 65th birthday, whichever is sooner.

Mr. Konidaris’ equity awards were also approved by the full Board of Directors on July 21, 2005.

On July 21, 2005, the Board of Directors, on the recommendation of the Compensation Committee, approved grants of options to purchase 10,000 shares of the Company’s Common Stock to each non-employee director under the Company’s 2004 Stock Incentive Plan.  The exercise price of the options is the fair market value of the Company’s Common Stock on the date of grant.  The options cliff vest on May 26, 2006, provided that the underlying shares may not be sold until the third anniversary of the date of grant.  The form of option agreement is filed as Exhibit 10.3 hereto.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

10.1                           Fiscal 2006 Annual Executive Team Bonus Plan summary.

10.2         Form of Stock Option Agreement (non-directors).

10.3         Form of Stock Option Agreement (directors).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2005.

Electro Scientific Industries, Inc.

By	/s/ J. Michael Dodson
J. Michael Dodson
Senior Vice President of Administration,
Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Description

10.1	Annual Executive Team Bonus Plan summary sheet for fiscal 2006.

10.2	Form of Stock Option Agreement (non-directors).

10.3	Form of Stock Option Agreement (directors).